Exhibit 99.1

Forafric, a Leading African Agribusiness, to go

Public in SPAC Deal

via Globis Acquisition Corp.

High-growth, vertically integrated and scalable Pan African platform addresses a large market and unmet need for food security

Forafric to become first African agribusiness company and first Moroccan based company to list on a U.S. exchange

●	Forafric enters into a definitive business combination agreement with Globis Acquisition Corp. (Nasdaq: GLAQ)

●	Pro forma enterprise value of combined company is approximately $300 million

●	Provides cash proceeds to fuel Forafric’s strategy of growth through regional and continental distribution

●	Agri security and regional consolidation to drive sustained profitability and local engagement

●	Forafric is a major vertically integrated agri processing company in Morocco

NEW YORK, Dec. 20, 2021 — Forafric, a vertically integrated agribusiness serving North Africa, and Globis Acquisition Corp. (Nasdaq: GLAQ) (“Globis”), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement. Forafric provides full, agribusiness lifecycle operations, from sourcing to processing, for sales and distribution of branded products. The enterprise value of the combined company is valued at approximately $300 million. Upon the closing of the transaction, the parties intend that Globis will change its jurisdiction of incorporation to Gibraltar, be renamed Forafric Global PLC, and become the first Moroccan based company to list on a U.S. Exchange. Its common stock is expected to be listed on the Nasdaq under the ticker symbol ‘AFRI.’

Growth Strategy Aimed at Pan African Expansion and Regional Market Consolidation

Forafric (“the Company”) is at the forefront of strengthening food systems to serve Africa’s growing population and urbanization and addressing food insecurity and undernourishment. The Company focuses on productivity and diversification in food production, reducing pre- and post-harvest losses, and enacting effective and sustainable agricultural, financial, and trade policies. Forafric makes up more than 10% of the total market share in Morocco and maintains one of the largest industrial, logistical, and commercial footprints in the world’s second-most populous continent.

Forafric’s capabilities include 250,000 tons of storage capacity, seven production units, and 2,200 tons per day of crushing capacity. The Company also owns two leading brands, Tria and MayMouna, and maintains distribution across 45 countries. Forafric manages every step in the value chain starting at raw material sourcing and ending with a consumer brand at every home.

In the beginning of 2021, Forafric commenced its acquisition strategy, acquiring milling capacity in Mali, Burkina Faso, and Niger. The Company’s success will be facilitated by the enhanced economies of a large-scale enterprise over small sub-scale competitors with dwindling market share that rely on state subsidies and mid-sized players facing governance and transition matters.

Saad Bendidi, Chairman of Forafric, commented: “We are proud to be the first-ever Moroccan based company and African agribusiness to come public on a U.S. Exchange. We see no better accelerator of value than coupling a public markets listing with our long and successful operating history. The business combination provides our company with additional capital to advance our strategic and operational initiatives, while the public listing will provide us with enhanced visibility with our customers, partners and potential investors.”

Mr. Bendidi continued, “Today’s announcement is a tremendous milestone for Forafric, and we are thrilled to partner with Paul Packer and the Globis team, who bring extensive expertise and strategic relationships in the capital markets. Morocco is our ‘gateway’ to Africa, offering a great launch point for expansion and consolidation, improving our scale to drive sustained profitability, and the roll-out of improved processed grain supply security.”

Paul Packer, Chairman & CEO, Globis, commented: “We are extremely excited to partner with Forafric to create meaningful shareholder value utilizing Forafric’s long history in addressing a large and growing unmet need of bringing food security and sustainability to an undercapitalized and sizable market.”

The transaction, which has been unanimously approved by Globis’s board of directors and the independent members of Forafric’s board, is subject to approval by Globis’s stockholders and Forafric’s owners and other customary closing conditions, including any applicable regulatory approvals.

Existing Globis stockholders who don’t exercise their redemption rights will roll 100 percent of their equity into the combined company.

Additional information about the proposed transaction, including a copy of the business combination agreement, will be provided in a Current Report on Form 8-K filed by Globis today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Chardan is serving as financial advisor to Globis in connection with the business combination. Cohen Tauber Spievack & Wagner P.C. is serving as legal advisor to Forafric. McDermott Will & Emery LLP is serving as legal advisor to Globis.

About Forafric

Forafric is a leading agribusiness player in Africa with activities in Morocco and Sub Saharan Africa. It is the milling industry leader with a complete range of flour and semolina, and secondary processing products such as pasta and couscous. The Group operates 12 industrial units, and 2 logistics platforms. FORAFRIC exports its products to more than 45 countries around the world. FORAFRIC intends to continue expanding both in Morocco and in Africa, and contributing to growing Africa food security.

About Globis Acquisition Corp.

Globis Acquisition Corp. (Globis) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Globis is currently listed on the Nasdaq (GLAQ).

Important Information About the Business Combination and Where to Find It

A full description of the terms of the business combination will be provided in a registration statement on Form S-4 to be filed with the SEC by Globis that will include a prospectus with respect to the Company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of Globis to vote on the business combination. Globis urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Globis, Forafric and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of Globis as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Globis Acquisition Corp., Attn: Secretary, 7100 W. Camino Real Suite 302-48 Boca Raton, Florida 33433. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Globis and Forafric and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of Globis is set forth in Globis’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on December 14, 2020, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Globis Acquisition Corp., Attn: Secretary, 7100 W. Camino Real Suite 302-48 Boca Raton, Florida 33433. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Globis shareholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act. All statements, other than statements of present or historical fact included in this press release, regarding Globis’s proposed acquisition of the Company and Globis’s ability to consummate the transaction, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Globis and the Company disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Globis and the Company caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Globis or the Company. In addition, Globis cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the proposed transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Globis or the Company following announcement of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Globis, or other conditions to closing in the agreements related to the proposed transaction; (iv) the risk that the proposed transaction disrupt Globis’s or the Company’s current plans and operations as a result of the announcement of the proposed transaction; (v) the Company’s ability to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the proposed transaction; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; and (viii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Globis’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Globis’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act..

Contacts:

Hayden IR
Brett Maas
(646) 536-7331
brett@haydenir.com